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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 4, 2004

                                Modem Media, Inc.
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           (Exact name of Registrant as Specified in its Charter)


Delaware                    0-21935                   06-1464807
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State or other      (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                   Identification No.)
Incorporation)

                   230 East Avenue, Norwalk, Connecticut 06855
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              (Address of Principal Executive Officers) (Zip Code)



                                 (203) 299-7000
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              (Registrant's telephone number, including area code)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits. The exhibit 99.1 listed in the exhibit index is furnished as a part of this current report on Form 8-K.

             99.1  Earnings Press Release of Modem Media, Inc. dated March 4,
             2004

Item 9.  Regulation FD Disclosure

         In accordance with general instruction B.2 of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

         On March 4, 2004, Modem Media, Inc. issued a press release reporting its results of operations for the fourth quarter 2003 and fiscal year-ended December 31, 2003 and guidance for first quarter of 2004. The press release is included in this report as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition

         In accordance with general instruction B.6 of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

         On March 4, 2004, Modem Media, Inc. issued a press release reporting its results of operations for the fourth quarter and fiscal year-ended December 31, 2003. The press release is included in this report as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MODEM MEDIA, INC.


                                    /s/ Sloane Levy
                                    Senior Vice President, General Counsel,
                                    Human Resources and Corporate Secretary

March 5, 2004



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                                Index to Exhibits

Exhibit

99.1              Earnings Press Release dated March 4, 2004






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